EXHIBIT 32
CERTIFICATION OF PERIODIC FINANCIAL REPORT BY THE CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Save the World Air, Inc. (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2005	/s/ EDWARD L. MASRY

Edward L. Masry Chief Executive Officer

Date: August 18, 2005	/s/ EUGENE E. EICHLER

Eugene E. Eichler Chief Financial Officer